Income Taxes	3 Months Ended
Mar. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company records its tax provision or benefit on an interim basis using an estimated annual effective tax rate. This rate is applied to the current period ordinary income to determine the income tax provision or benefit allocated to the interim period. Losses from jurisdictions for which no benefit can be recognized and the income tax effects of unusual and infrequent items are excluded from the estimated annual effective tax rate and are recognized in the impacted interim period as discrete items. Valuation allowances are provided against the future tax benefits that arise from the losses in jurisdictions for which no benefit can be recognized. The estimated annual effective tax rate may be significantly impacted by nondeductible expenses and the Company’s projected earnings mix by tax jurisdiction. Adjustments to the estimated annual effective income tax rate are recognized in the period when such estimates are revised.
The development of deferred tax assets and liabilities relates to changes in temporary differences and tax loss carry forwards. Income tax receivables decreased from $24,342k at December 31, 2018 to $22,228k at March 31, 2019 due to tax refunds received from tax authorities. Income taxes payable decreased from $28,086k at December 31, 2018 to $27,940k at March 31, 2019 due to the tax calculation for the period.
Income tax expense in the three months ended March 31, 2019 amounted to $9,439k compared to $10,346k in the three months ended March 31, 2018, reflecting profit in these periods.
For the three months ended March 31, 2019, the impact of discrete tax items included a net discrete tax expense of $935k and is primarily due to various provision adjustments related to tax return filings. Therefore the [effective] tax rate of 33.4% for the three months ended March 31, 2019 deviated from the estimated annual tax rate of 30.1% for 2019.
Income Tax Uncertainties
As of March 31, 2019, the total amount of uncertain tax positions included in our condensed consolidated balance sheet was $14,096k. In addition, accruals in a total amount of $3,495k have been recorded for penalties and interest.
Orion and certain subsidiaries are under audit in a number of jurisdictions. It cannot be excluded that a further change in the unrecognized tax benefits may occur within the next twelve months related to the settlement of one or more of these audits or the lapse of applicable statutes of limitations; however, an estimated range of the impact on the unrecognized tax benefits cannot be quantified at this time.